UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2021
__________________________
1LIFE HEALTHCARE, INC.
(Exact name of Registrant as Specified in Its Charter)
__________________________

Delaware	001-39203	76-0707204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Embarcadero Center, Suite 1900
San Francisco, CA 94111
(415) 814-0927
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONEM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On June 7, 2021, 1Life Healthcare, Inc., a Delaware corporation (“One Medical”) and Iora Health, Inc., a Delaware corporation (“Iora”), issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among One Medical, Iora, SB Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of One Medical, and Fortis Advisors LLC, solely in its capacity as the representative of the stockholders of Iora. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Merger Agreement will be filed with the Securities and Exchange Commission (the “SEC”) by amendment to this report as soon as reasonably practicable.

The information contained in this Item 7.01 and the accompanying Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall they be deemed incorporated by reference in any filing with the SEC made by One Medical, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Additional Information and Where to Find It

One Medical plans to file with the SEC, and the parties plan to furnish to the security holders of Iora and One Medical, a Registration Statement on Form S-4, which will constitute a prospectus and proxy statement of One Medical and will include an information statement of Iora, in connection with the proposed Merger, referred to as a proxy statement/prospectus, whereupon the separate corporate existence of Merger Sub shall cease and Iora shall continue as the surviving corporation of the Merger as a direct wholly owned subsidiary of One Medical. The proxy statement/prospectus described above will contain important information about One Medical, Iora, the proposed Merger and related matters. A proxy statement/prospectus will be sent to all One Medical stockholders. One Medical also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of One Medical are urged to read the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Merger as they become available because they will contain important information about the proposed Merger.
Investors and security holders will be able to obtain free copies of these documents, and other documents filed with the SEC, by One Medical through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from One Medical by contacting One Medical’s Investor Relations by email at investor@onemedical.com, or by going to the One Medical web page at https://investor.onemedical.com.

Participants in the Solicitation

The respective directors and executive officers of One Medical and Iora may be deemed to be participants in the solicitation of proxies from One Medical’s stockholders and written consents from the security holders of Iora in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement/prospectus described above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger. All statements contained in this Current Report on Form 8-K other than statements of historical facts are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, and you should not rely upon the forward-looking statements as predictions of future events. The future events and trends discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger, the ability of One Medical to timely and successfully achieve the anticipated benefits and potential synergies of the Merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response. Except to the extent required by law, One Medical does not undertake to update any of these forward-looking statements after the date of this Current Report on Form 8-K to conform these statements to actual results or revised expectations. A discussion of factors that may affect future results, including under the heading titled “Risk Factors”, is contained in One Medical’s SEC filings, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which may be accessed at www.sec.gov. These documents can also be accessed on the One Medical web page at https://investor.onemedical.com.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Press Release, dated June 7, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1LIFE HEALTHCARE, INC.

	By:	/s/ Bjorn Thaler
Dated: June 7, 2021		Bjorn Thaler
Chief Financial Officer